Exhibit 10.23A

Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This AMENDMENT TO THE CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT BETWEEN CSG SYSTEMS, INC. AND DISH NETWORK, L.L.C. (this “Amendment”) entered into and made effective as of March 25, 2010 is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and DISH Network, L.L.C. a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) dated effective as of January 1, 2010 (the “Agreement”), and Customer and CSG now desire to amend the Agreement to, among other things, provide for the Extended Agreement Option (as defined in the Agreement). If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon the effectiveness of this Amendment, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.

WHEREAS, under Section 18(d) of the Agreement, the parties have agreed to negotiate in good faith to provide Customer the Extended Agreement Option;

WHEREAS, the parties have agreed that the Extended Agreement Option shall be in the form and have the terms set forth in this Amendment;

NOW THEREFORE, in consideration of the mutual promises set forth in the Agreement and in this Amendment, CSG and Customer agree as follows:

1. Section 18(d) of the Agreement shall be deleted in its entirety and replaced with the following:

(d)	Extended Option. Customer shall have the option (“Extended Agreement Option”), exercisable on or prior to April 30, 2011 to extend the Processing Term and Print and Mail Term for an additional period through December 31, 2015 (the “Extended Term”) and to amend this Agreement pursuant to the terms of the amendment set forth in Schedule L (the “Extended Agreement Option Amendment”). Customer agrees to use commercially reasonable efforts to provide CSG with no less than *****-**** **** **** prior written notice of its intent to exercise the Extended Agreement Option Amendment. ** *** ***** ******** **** *** ******* *** ********* ****** ** ***** *** ****** ** ****** ********’* ***** ** ******** *** ******** ********* ******. Customer may exercise the Extended Agreement Option by executing and delivering to CSG the Extended Agreement Option Amendment in the form attached hereto as Schedule L. For the avoidance of doubt, the parties agree that the Extended Agreement Option Amendment shall not become effective until a version executed by Customer is delivered to CSG. Upon receiving the Extended Agreement Option Amendment executed by Customer, CSG shall execute such amendment and return a fully executed original to Customer; provided, however, that the parties agree that CSG’s execution shall not be required for such amendment to become effective.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2. Schedule L of the Agreement is deleted in its entirety and replaced with the Schedule L attached hereto as Attachment A.

3. The following language shall be inserted after the third “whereas” clause in the introductory language to the Agreement:

WHEREAS, the Customer and CSG have agreed to amend this Agreement in accordance with the Third Amendment to the CSG Master Subscriber Management System Agreement Between CSG Systems, Inc. and Dish Network, L.L.C. (the “Amendment”).

4. Development Pursuant to ****** *******:

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2

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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3

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

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(f)	** ** ** ******* *, ****, ******* **** ******** **** ******* ** *** *********** ** *** *** ********, ********’* ******** ********** *********** *** *** ****** *** ***** ** *** **** *** **** ******* **** *** **** ********* ** *** ********* ** **** ********* ** *** ****** ******* ******** ** ********** *** ** **** ******* *, **** *** ******** ** ****** ******* ***** **** ********* ** **** *********** *** ******* ***** ** ****** ** ******** ******** ** *** ********** **** *** *** ***** *** ***** ** ******** * ** ** ********* ****** ******* *** ******* ******** ** * ********* ** **** ** *********. ******** ************ **** ********** ******* ***** ****** ** ********* ** ******** ********* ** *** ****** ******* ********** ****** ** ** *** *******.

5. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network, l.l.c. (“CUSTOMER”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Michael McClaskey	By:	/s/ Joseph T. Ruble

Name:	Michael McClaskey	Name:	Joseph T. Ruble

Title:	CIO	Title:	EVP, CAO & General Counsel

4

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

SCHEDULE L

EXTENDED AGREEMENT OPTION AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK, L.L.C.

This EXTENDED AGREEMENT OPTION AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”) and DISH Network, L.L.C. a Colorado limited liability company (“Customer”). CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) dated effective as of January 1, 2010 (the “Agreement”), and Customer now desires to exercise its Extended Agreement Option (as defined in the Agreement) in accordance with the Agreement. The effective date of this Amendment (the “Extended Option Date”) shall be the date on which this Amendment is executed by Customer and delivered to CSG in accordance with the terms and conditions of the Agreement. Upon receiving this Amendment, CSG shall execute it and return a fully executed original to Customer; provided, however, that CSG’s execution shall not be required for this Amendment to become effective. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon the effectiveness of this Amendment, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Section references shall refer to Section references in the Agreement except as otherwise set forth herein or as the context otherwise indicates. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

WHEREAS, under the terms of the Agreement, Customer has a right to exercise the Extended Agreement Option in accordance with the terms identified in Schedule L as amended by the Third Amendment to the CSG Master Subscriber Management System Agreement between CSG Systems, Inc. and Dish Network, L.L.C. dated March 25th, 2010 (the “Amendment”);

WHEREAS, pursuant to the Amendment and the terms of the Extended Agreement Option, Customer has the right to effect this Amendment by its exercise of the Extended Agreement Option; and

WHEREAS, Customer upon signing this Amendment hereby exercises its Extended Agreement Option;

NOW THEREFORE, in consideration of the mutual promises set forth in the Agreement and in the Amendment, upon Customer execution and delivery of this Amendment in accordance with the Agreement, CSG and Customer agree to the following amendment of the Agreement effective as of the Extended Option Date:

1.	Section 2, entitled INVOICES AND PAYMENT: Subsection 2(e) is deleted in its entirety and replaced with the following:

(e)	Invoice. CSG shall invoice the ******* ****** ********** ****** *** ******* ** ******* *.*. ***** *** ******** ** ******** ** ** *******. *** *******, *** ***** ******* ******** ** ******* **** ***** *, **** *** *** ******* ****** ********** ****** ******** ** ***** ****. ****** *** *** ******* ****** ********** ******, all other Products and Services provided by CSG under this Agreement shall be invoiced in accordance with Schedule F.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.	Commencing with the next invoice submitted to Customer by CSG following the Extended Option Date, the ********** ******* *** ******* ** *** ********* ***** ** *** ************* ** **** ********** ***** ** ******* ******* ******* **** ***** ************. *** ********** ******* ********* **** *********** ** **** ********* ***** ** ******** ******** ** ******** ***** ****** **** ******* *** ********** ******* *** ** ***.

3.	Any invoices for M****** ********** **** *** ******* ** *** ********* ***** ** *** ************* ** **** ********** that were invoiced prior to, and due on a date following, the Extended Option Date **** ******* ********** ***** ** ****** ** ** **** *** **** *** *** ***** **** ** ******** ** ******* ******* ***** ** ******* ***** ** *** *********** ******* **** *** *** ******* ** ******** ** *** *** ****, ***** ** *** *********** ** ***** **** *** ********** *******, ** **** ********** ******* ****** ** *** ** ******** ***** **** ******* *** ************.

4.	** ** ********** *** ****** **** *** **** ***** *********** ******** *** *** ******* *** ***** *** ****** ******** **** ****** **** ******* ****** ********** ****** ****** ********* *** *** ********** *******, *** **** **** *********** ******** **** ** ****** *** ******* ** ********** **** *** ********* ** ******* ** **** *********. **** *********** ******** **** ******* ******* ***** **** *** ******* ****** ********** ****** ** ******** ** ******** * *** ******* ** **** **********. ** *** ** ******* *** *** **********, ** *** ******** ****** **** ****** ** ***** **, ****, *** **, ** ********** **** ******* **** ** *** ********* *** **** ****** ****** *** ******** ****** ***** *** ******** *** ******* ********** **** *** **** ****** **** *** ***** ** *** * *** **** * ** ****, ************, **** **** ******** ***** ** ****** **** *** **** *** *** **** ******* **** ******** ** ********** **** *** ********* ********** ** **** ******* *, *** ** *** ** ******* *** ******* ********** **** *** **** ****** **** * *** **** ** ***** *, ****, **** **** ******* ***** ***** ** ********** *** ****** *** *** ******* ** ********** **** *** ********* ** ** ******* ***** ** *** ******** ****** ****.

5.	Section 4, entitled INCREASE IN FEES, is deleted in its entirety and replaced with the following:

4.	INCREASE IN FEES. *** ***** *** ******** *** ** *** **** ********* ** **** ********* ***** ** *** ***** *********** **** ** *** ********* ****. **********, **** ****** **** ******** ****’ ***** ******* ******, *** *** ******** **** ******** ** ** ****** ***** ** ***** *** ***-**** ******* **.***. In the event CSG’s respective vendors increase the cost for paper, envelopes or Non-Embedded Third-Party Software ** **** **** ***** *** ***-**** ******* **.*** ***** *** ***** paid by CSG as of the latter of the Effective Date or the date of the most recent fee increase for such product pursuant to this Section 4 (in either case, the “Prior Price”), CSG agrees to provide Customer with ** **** **** ****** **** ******** **** written notice prior to each anniversary date of the Effective Date and shall increase corresponding fees to Customer by the ******** ********** ******* *** **** ******** ** *** *** * **** ******** ** ***** *** ***-**** ******* **.*** ***** *** ***** *****. Furthermore, the parties agree that the fees for postage are dependent upon the postage rates set by the United States Postal Service and CSG may increase the fees it charges to Customer for postage at any time upon written notice to Customer to account for variations in such rates. For the avoidance of doubt, the amount ** *** ******* ****** ********** ****** shall be as specified in Schedule F and is subject to an annual increase in fees as described above.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

6. Section 6, entitled EQUIPMENT PURCHASE, is deleted in its entirety and replaced with the following:

6.	EQUIPMENT PURCHASE.

(a)	Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including, but not limited to servers, power supply, workstations, printers, concentrators, communications equipment and routers (“Required Equipment”) that are necessary at Customer’s place of business in order for Customer to utilize the Services and the Products. Customer shall bear responsibility for the Required Equipment, including, but not limited to, the costs of procuring, installing, operating and maintaining such Required Equipment. At Customer’s request and subject to the terms and conditions of a statement of work, CSG will consult with, assist and advise Customer regarding Customer’s discharge of its responsibilities with respect to the Required Equipment, and Customer may purchase from CSG any Required Equipment on terms and conditions set forth in a separately executed purchase agreement. As of the Effective Date, the parties agree that (i) the Services and Products are functioning in an acceptable manner in relation to the Required Equipment identified in this section, and (ii) CSG is not aware of any necessary changes or modifications to the Required Equipment that it has not already communicated to Customer as provided in Schedule M.

(b)	If necessary for Customer to receive the Products and/or Services, CSG may provide, at Customer’s option and expense, the required data communications line from CSG’s data processing center to each of Customer’s system site locations (the “System Sites”), which Customer may amend from time to time, as appropriate. Customer shall pay all fees and charges in connection with the installation and use of any peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

7.	Section 11, entitled Designated Environment, is deleted in its entirety and replaced with the following:

11.	DESIGNATED ENVIRONMENT. “Designated Environment,” means the then-current combination of other computer programs and hardware equipment that CSG specifies for use by all of its customers with the Products and Services as set forth on CSG’s customer extranet website (https://my.csgsupport.com) or succeeding site, which can be accessed by Customer upon request, or otherwise approved by CSG in writing for Customer’s use of the Products and Services at the System Sites. Customer (or any third parties permitted access in accordance with Section 12(d)(ii) below) may use the Products only in the then-current Designated Environment; provided, however, that CSG will provide to Customer no less than ****** **** ****** prior written notice for any changes to the hardware and/or software in the Designated Environment solely related to (a) the operating system, or (b) CSG’s Products or Services that are under CSG’s sole and exclusive control, and to the extent applicable, CSG will provide to Customer prior written notice as soon as reasonably practicable for any other changes to the hardware and/or software in the Designated Environment. With respect to any other hardware and/or software identified in the Designated Environment that is licensed by CSG from a third party, CSG shall continue to include such hardware and/or software in the Designated Environment until such products are no longer supported by such third party. CSG shall promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software. CSG shall give ****** **** ******** **** prior written notice to Customer of changes to the Designated Environment that do not require Customer or its Subscribers to upgrade its computer programs or hardware equipment, and will notify Customer in writing of changes that would necessitate training of Customer’s customer service representatives at least ninety (90) days’ prior to the implementation of the change. In cases where CSG becomes aware that Customer is not operating its hardware or software in conformance with the Designated Environment, CSG will notify Customer of its knowledge of such nonconformance and support the Products within the non-compliant environment; however, the Parties agree that: (i) any support offered with respect to hardware or software operating outside the Designated Environment will be limited to the extent that the manufacturer or vendor of the hardware or software continues to provide general support for such hardware or software versions; and (ii) although CSG shall use commercially reasonable efforts to provide Support Services, CSG shall not be subject to damages that are directly related to malfunctions of the Products caused by Customer’s use of the Products in such noncompliant environment. Customer further agrees that CSG will not have any responsibility or liability in connection with malfunctions or any damage resulting from any modifications to the Products not authorized by CSG. If Customer questions the necessity of upgrading to any new Designated Environment as requested by CSG, CSG shall meet with Customer to discuss the proposed changes in an effort to reach mutual agreement on the minimal level of changes to Customer’s equipment that are necessary. It is understood and agreed that Customer’s failure to keep its environment in compliance with the Designated Environment (a “DEG Failure”) shall not be deemed to be a material breach of this Agreement or the license granted hereunder; provided, however, that to the extent that CSG’s performance under this Agreement is hindered due to such DEG Failure, such reduced level of performance shall not be deemed a material breach of this Agreement. *************** ******** ** **** ******* ** ** ********* ** *** ********* ** *** ********, *** ***** *** **** ******* ** *** ********** *********** ****** *** ******* **** *** ********** ******* ** *** *********** ** ********* *********** ** *** ******** *** ********, ******** ** ***** ***** ******* ** *********, ** ** *** ** ********* ** ******** *** ******** ** ***.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

8.	Section 17, entitled NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY, is deleted in its entirety and replaced with the following:

17.	NO CONSEQUENTIAL DAMAGES/LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES WILL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR ANY DAMAGES OTHER THAN THE FOLLOWING UNDER A AND B BELOW (COLLECTIVELY “CLAIMS”):

A.	DIRECT DAMAGES, OR

B.	******** ******* ********** **** ** ******* **** *** ** ***’* ************ ********** ** ********’* ******** ***** ** **** ************ ********** *** **** ****** ** ***.

****** ** *** ***** ** ****** * *****, NEITHER PARTY SHALL BE LIABLE FOR DAMAGES SUCH AS CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR OTHER LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON THE OTHER PARTY’S CLAIMS OR THOSE OF THEIR AFFILIATES (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE PRODUCTS, DELIVERABLES, OR SERVICES, THIRD-PARTY SOFTWARE, RESULTING REPORTS, THEIR ACCURACY OR THEIR INTERPRETATION, INTERRUPTION IN USE OR AVAILABILITY OF DATA, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. *** ********* ********* **** *** *** *** **********, ** *** *** ****, *** ******** *** *** **********, ** *** ***** ****, *** ***** **** ******* ** *** ****** ***** *** ****** *** ****** ******** **** ** ******** ********* ** *** ******** ******* ** ******* ******** **** ******** ****** *** ****** **** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

DESPITE THE FOREGOING EXCLUSIONS AND LIMITATIONS, THIS SECTION 17, INCLUDING, BUT NOT LIMITED TO, THE CAP, SHALL NOT (I) APPLY TO THE EXTENT THAT APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY, (II) APPLY TO THE EXTENT THAT THE LIABILITY ARISES OR RESULTS FROM FRAUD OR (III) BE CONSTRUED OR APPLIED SO AS TO LIMIT OR REDUCE:

1.	****** *****’* *********** ** *** ***** *** ********* ** ******** ** *** ***** *********;

2.	****** *****’* ********* ** ********** **** ******* ********* **** ********* ** ******** ******** ****** ** ******** ******; **

3.	*** ***** *************** ***********, *********, *** *** ******* **, *** *************** *********** *** ***** ** ******* ** *********** ** ******* ** *****************.

****** *** ****** ******** ***** ******* ** *********** ** ******* ** *****************, NEITHER PARTY MAY BRING A CLAIM AGAINST THE OTHER MORE THAN ****** **** ****** FOLLOWING THE END OF: (X) THE PROCESSING TERM IF SUCH CLAIM PERTAINS SOLELY TO THE PROCESSING SERVICES OR FEES THEREFOR; OR (Y) THE PRINT AND MAIL TERM IF SUCH CLAIM PERTAINS SOLELY TO THE PRINT AND MAIL SERVICES OR PRINT-AND-MAIL-RELATED PRODUCTS, OR FEES THEREFOR.

9.	Section 18, entitled TERM, is deleted in its entirety and replaced with the following:

18.	TERM.

(a)	Term. This Agreement shall remain in effect until the latest to occur of the expiration or earlier termination of (i) the Print and Mail Term, or (ii) the Processing Term (each as defined below).

(b)	Print and Mail Term. CSG’s obligation to provide, and Customer’s agreement to purchase, the Print and Mail Services described in Exhibit A-3 (the “Print and Mail Services”) shall remain in effect until December 31, 2015 (the “Print and Mail Term”) unless earlier terminated pursuant to Sections 19 or 24, 28 or 29 of the Agreement. The term for any specific license for any Products related to the Print and Mail Services shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Termination Assistance (as defined in Section 20 below) with respect to the Print and Mail Services including, but not limited to, any such period that may occur following the Print and Mail Term.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)	Processing Term. Except for the Print and Mail Services, CSG’s obligation to provide, and Customer’s agreement to purchase, the Services and Products described in Schedules A and B (collectively “Processing Services”) shall remain in effect until December 31, 2015 (the “Processing Term”), unless terminated earlier in accordance with Section 19, 28 or 29 of this Agreement or Section 25 of the Extended Agreement Option Amendment. The term for any specific license for any Products related to the Processing Term shall expire or terminate upon the expiration or termination of any period during which CSG is required to provide Termination Assistance with respect to the Processing Services, including, but not limited to, any such period that may occur following the Processing Term.

10.	All references to the Extended Term shall be deleted, including, but not limited to, the entire parenthetical references thereto in Sections 2(b), 19(j), and in Section III.A under CSG SERVICES in Schedule F.

11.	Section 19, entitled TERMINATION, is deleted in its entirety and replaced with the following:

19.	TERMINATION. This Agreement or any one or more of the Schedules attached hereto may be terminated as follows:

(a)	If either party materially or repeatedly breaches any material term or condition of this Agreement, except for Customer’s obligation to pay fees, and fails either to substantially cure such breach within ****** **** ******** **** after receiving written notice specifying the breach or, for those breaches which cannot reasonably be cured within ****** **** ******** ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach within ***** **** ******** **** after receiving such written notice, then the party not in breach may, by giving written notice to the breaching party, terminate this Agreement, in its entirety or as it pertains to the particular Product or Service with respect to which the material breach occurred, in accordance with Section 19(l) below.

(b)	If Customer fails to pay when due any Undisputed amounts owed hereunder and which in the aggregate exceed *** ******* ******* ***,***,***.*** on or before the date that is ****** **** ******** **** after Customer has received written notice that such payment is past due, then CSG may, by giving written notice thereof to Customer in accordance with Section 19(l), terminate this Agreement or at CSG’s option, CSG may terminate this Agreement in accordance with Section 19(l) below as it pertains to the particular Product or Service for which such Undisputed amounts are due.

(c)	In the event that either party hereto becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other party hereto may, by giving written notice thereof to such party, terminate this Agreement in accordance with Section 19(l) below.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(d)	If Customer materially breaches any material term or condition of Section 12, entitled “License Grant” and fails to cure such breach within ****** **** ******** **** following Customer’s receipt of written notice specifying the breach, then CSG may, at CSG’s option, terminate this Agreement in its entirety or as it pertains to the particular Product or Service for which Customer is in material breach, in accordance with Section 19(l) below. The foregoing sentence shall only apply, however, with respect to intentional or willful acts by Customer.

(e)	Reserved.

(f)	Upon not less than ****** **** ******** ****’ prior written notice to CSG, Customer may, in its sole discretion, terminate this Agreement and the Schedules hereto and any related statements of works and letters of authorization at any time upon the occurrence of a Change in Control (a “Change of Control Termination”). “Change of Control” means an event in which; (i) the Customer directly or indirectly, sells, disposes of or otherwise transfers all or substantially all of its assets to an unaffiliated purchaser(s) or (ii) a Controlling Interest in Customer is sold, disposed of or otherwise transferred to one or more persons that do not control Customer as of the Effective Date of the Agreement, including, but not limited to, any such sale, disposition or other transfer by way of a merger, consolidation or reorganization or similar transaction, in one or a series of transactions. “Controlling Interest” shall mean (i) the ownership, direct or indirect, of more than fifty percent of the voting securities or other ownership interests of a party; or (ii) the possession, direct or indirect, of the power to direct or cause the direction of the management or policies of a party, whether through the ownership of voting securities or other ownership interest, by contract, or otherwise. To compensate CSG for losses arising from a Change of Control Termination prior to the natural expiration of the term of this Agreement, Customer agrees that prior to or upon the effectiveness of any such termination, and in addition to all other amounts then due and owing to CSG for the Services and Products previously provided to Customer hereunder, Customer will pay to CSG, ** * ******** ************** *** *** *** ** * *******, ** ****** ***** ** *** ********** ****, *** ***** *** **** ********, ** **********, ** ******** ** ******** *. The parties understand and agree that this provision constitutes a critical element in the economic bargained for exchange of this Agreement and that CSG would not have entered into this Agreement without the benefits and protections hereunder.

(g)	In addition to the termination rights set forth in this Section 19, either party may terminate this Agreement pursuant to Section 28, and Customer may terminate this Agreement pursuant to Section 29.

(h)	Upon the termination or expiration of this Agreement or any portion thereof for any reason and the expiration or termination of any period during which CSG is required to provide Termination Assistance with respect to such termination, all rights granted to Customer under this Agreement with respect to the terminated Product or Service will cease, and Customer will promptly; (i) remove all the Affected Products from the Designated Environment and all of Customer’s other computer systems, storage media and other files; (ii) at Customer’s option either destroy or return to CSG the Affected Products and all copies thereof; (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations; and (iv) pay to CSG all Undisputed fees that are due pursuant to the terminated portion of this Agreement, including, but not limited to, the fees otherwise due and payable by Customer (including the Guaranteed Fees and Print and Mail Minimums, each as applicable), as set forth in Schedule F. For purposes of this subsection, “Affected Products” shall mean those Products which as a result of termination of Products or Services as provided in this Section 19, Customer is no longer provided a license. During any period during which CSG is required to provide Termination Assistance, the parties agree that each shall continue to perform their respective obligations under this Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(i) (i)	Upon termination of the Processing Term as provided in this section, neither party shall have any further obligations under this Agreement, except for Section 2, Section 25, Section 31, Section 35, Section 14, Customer’s obligations under Section 19(h) and CSG’s obligations under Section 19(j), Processing Termination Assistance as provided in Section 20, Customer’s audit rights provided in Section 26, CSG’s inspection rights provided in Section 27, and either party’s obligations set forth in Sections 13 and 21 of this Agreement and any obligations that continue with respect to the Print and Mail Term and Print and Mail Services or pursuant to the operation of Section 22. Each party agrees to execute a mutually acceptable release with respect to claims arising in connection with the Processing Services in substantially the form attached hereto as Schedule K on the one (1) year anniversary of the effective date of termination or expiration of the Processing Term.

(ii)	Upon termination of the Print and Mail Term as provided in this section, neither party shall have any further obligations under this Agreement, except for Section 2, Section 25, Section 31, Section 35, Section 14, Customer’s obligations under Section 19(h) and CSG’s obligations under Section 19(j), Print and Mail Termination Assistance as provided in Section 20, Customer’s audit rights provided in Section 26, CSG’s inspection rights provided in Section 27, and either party’s obligations set forth in Sections 13 and 21 of this Agreement and any obligations that continue with respect to the Processing Term and Processing Services or pursuant to the operation of Section 22. Each party agrees to execute a mutually acceptable release with respect to claims arising in connection with the Print and Mail Services in substantially the form attached hereto as Schedule K on the one (1) year anniversary of the effective date of termination or expiration of the Print and Mail Term.

(j)	Except as necessary to provide or receive the Processing Termination Assistance as defined in Section 20(a) as amended pursuant to the Extended Agreement Option Amendment and as otherwise required by applicable law, upon the expiration or earlier termination of the Processing Term, the receiving party shall destroy all of the Confidential Information of the disclosing party pertaining to the provision of Processing Services. Notwithstanding the foregoing sentence, it is understood and acknowledged that if for any reason the Print and Mail Term extends beyond the termination of the Processing Term, the disclosing party will continue to provide certain Confidential Information to the receiving party. During any portion of the Print and Mail Term during which the Processing Term has expired or been terminated, the receiving party shall be permitted to retain so much, but only so much, of the disclosing party’s Confidential Information as is reasonably required to provide or receive the Print and Mail Services and Print and Mail Termination Assistance as defined in Section 20; and the receiving party shall destroy all other such Confidential Information. Promptly following the termination or expiration of both the Processing and Print and Mail Terms and the expiration or termination of any period during which CSG is required to provide Termination Assistance with respect to such termination, the receiving party shall destroy all of the Confidential Information of the disclosing party. Any time during the Processing Term or the Print and Mail Term, and upon the expiration or earlier termination of each such term, each receiving party shall provide, promptly upon the reasonable request of the disclosing party, a certification, executed by the receiving party’s Chief Operations Officer, of any destruction of Confidential Information required under this Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(k)	If CSG terminates substantially all Processing Services as provided in this subsection (a), (b), (c) or (d), and Customer is Fully De-converted, Customer shall pay CSG the Guaranteed Fees; provided however if (i) CSG terminates Processing Services other than as a result of Customer’s breach of its obligations pursuant to these Sections 19(a), (b), (c) or (d), or (ii) Customer terminates Processing Services pursuant to Section 19(a) or Customer’s termination rights set forth in Sections 28 or 29 of this Agreement, then Customer shall not be required to pay the Guaranteed Fees (as defined in Schedule F). If CSG terminates all Print and Mail Services as provided in this subsection (a), (b), (c) or (d) Customer shall pay CSG the Print and Mail Minimums; provided, however, that if (A) CSG terminates Print and Mail Services other than as a result of Customer’s breach of its obligations pursuant to these Sections 19(a), (b), (c) or (d), or (B) Customer terminates Print and Mail Services pursuant to Section 19(a), or Customer’s termination rights set forth in Sections 24, 28 or 29 of this Agreement, then Customer shall not be required to pay the Print and Mail Minimums (as defined in Schedule F). The parties further agree that without the certainty, consideration and terms provided in this Section 19, neither party would have been willing to enter into this Agreement nor would CSG have been willing to provide the Products and Services at the fees set forth in the Agreement or Schedule F.

(l)	If a party is permitted pursuant to this Section 19 to terminate this Agreement in whole or in part, then, except as expressly set forth above in this Section 19, the terminating party shall provide written notice of such termination to the other party and such termination shall become effective as of the date set forth in such notice (the “Termination Date”); provided, however, in the event of a termination by CSG pursuant to subsections (a) through (d) that would effect a termination of the Processing Services or Print and Mail Services, then such Termination Date shall be a date no earlier than the date that is *** ******* ****** ***** ******** **** following the date of such notice and the following conditions shall apply:

(i)	If CSG delivers a termination notice pursuant to 19(a) or 19(d), Customer shall be required to cure the breach that is the subject of the termination in advance of provision of Termination Assistance;

(ii)	If CSG delivers a termination notice pursuant to Section 19(b), then Customer shall be required to promptly pay any and all Undisputed fees and expenses due and payable hereunder; and

(iii)	During such *** ******* ****** ***** ******** **** period, CSG shall not be required to provide warranties or remedies under Section 7 entitled “Products, Warranties and Remedies”.

(m)	If either party delivers a notice to the other party that is notice of a circumstance or fact that could, if not resolved, result in termination of all or a portion of this Agreement, then such notice shall expressly state that the notified party’s failure to correct such circumstance or fact could result in such termination. If such notice does not expressly discuss termination, then the notifying party shall be required to provide further notice that does expressly discuss such termination and the notified party shall have no less than the applicable cure period specified for such circumstance or fact from its receipt of such notice to cure such circumstance or fact before any such termination can become effective. Notwithstanding any provision in this Agreement to the contrary, in the event that following any such notice a party intends to terminate all or a portion of this Agreement, such party shall provide further notice of such intent to the other party, which notice shall state the basis of termination in reasonable detail, and if such basis is susceptible to cure, then the other party shall have not less than *** **** ******** **** to address and cure the circumstance or fact that forms the basis of such termination, and if (i) such party cures such circumstances or fact within such ** *** period, or (ii) such circumstance or fact cannot be cured within such **-*** period and such party commences a cure therefore within such **-*** period and thereafter diligently pursues such cure, then the notifying party shall not terminate this Agreement pursuant to such notice. A party exercising its termination rights as provided in this Agreement cannot claim termination was not affected solely as a result of the terminating party not providing the foregoing *** **** ******** *** notice. Further, in the event a terminating party does not provide the foregoing *** **** ******** *** notice to cure, if it has provided all other termination notices applicable under this Agreement, it may subsequently provide a *** **** ******** *** notice of termination in accordance with this section.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

12.	Section 20 entitled TERMINATION ASSISTANCE is deleted in its entirety and replaced with the following:

20.	TERMINATION ASSISTANCE. The term “Termination Assistance” shall mean reasonable termination assistance relating to the transition to another vendor or system as further described in Schedule E.

(a)	Processing Termination Assistance. Upon expiration or earlier termination of the Processing Term by either party for any reason or prior to any such termination or expiration as requested by Customer, and provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder, CSG will provide Customer reasonable Termination Assistance in connection with the Processing Services (“Processing Termination Assistance”) for up to *** ******* ****** ***** ******** ****. Processing Termination Assistance shall be limited to the services specifically described in Schedule E under the section entitled “Processing Termination Assistance”. The parties agree that unless extended pursuant to an amendment to this Agreement, CSG shall cease all Processing Termination Assistance when Customer is Fully De-converted. For purposes of this Section 20, Fully De-converted shall have the same meaning as provided in Schedule F, section entitled Guaranteed Fees.

(b)	Print and Mail Termination Assistance. Upon expiration or earlier termination of the Print and Mail Term by either party for any reason or prior to any such termination or expiration as requested by Customer, CSG will provide Customer reasonable Termination Assistance in connection with the Print and Mail Services (“Print and Mail Termination Assistance”) for up to *** ******* ****** ***** ******** ****, provided that Customer has paid CSG any and all Undisputed fees and expenses due hereunder. Print and Mail Termination Assistance shall include such services as may be reasonably required to accomplish a transition to another vendor, which shall include the services described in Schedule E under the section entitled “Print and Mail Termination Assistance”.

13.	The first sentence of Section 23, entitled Escalation, is deleted in its entirety and replaced with the following:

If (a) if either party believes that the other party is not assigning an adequate number of properly trained and qualified personnel to fulfill its responsibilities under the Agreement, or (b) a disagreement regarding a disputed payment or a Custom Roadmap Change (as defined in the Amendment) is not resolved within ****** **** ******** **** of CSG’s receipt of written notice of the disputed amount, then the parties agree that upon **** *** ******** **** notice the parties shall escalate the matter within their respective organizations to be heard on the matter and reach a resolution.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

14.	Section 24, entitled NATURE OF RELATIONSHIP is deleted in its entirety and replaced with the following:

24.	EXCLUSIVITY.

(a)	During the term of this Agreement, the parties agree that, except as otherwise provided in this Agreement, CSG shall be Customer’s sole and exclusive provider of the Processing Services and the Print and Mail Services (collectively, the “Exclusive Services”) for the number of Active Subscribers for which CSG currently provides Exclusive Services as of the Extended Option Date. If during the term of this Agreement or any extension thereof, any direct broadcast satellite video subscribers receiving video services in the United States under the “Dish Network” or subsequent brand are added to Customer’s subscriber base, other than Purchased Subscribers (as defined below), such subscribers shall have their Exclusive Services provided by CSG pursuant to the terms of this Agreement. If Customer sells, assigns or otherwise transfers Active Subscribers to a third party that is not an Affiliate of Customer, the parties agree that CSG shall be the sole and exclusive provider of Exclusive Services for such transferred Active Subscribers. “Purchased Subscribers” shall be defined as those subscribers purchased by Customer from a third party that is not an Affiliate of Customer and whose customer interaction management and related billing products and/or print and mail services are being provided by a third party that is not an Affiliate of Customer at the time of such acquisition. Should Customer use Exclusive Services for Purchased Subscribers, they shall be considered Active Subscribers subject to the terms of this Agreement. For the avoidance of doubt, the exclusivity provisions of this Agreement shall not apply with respect to Customer’s IPTV-only Subscribers (as defined below) and Customer shall not be required to use the Exclusive Services, or any other CSG Services in connection with any such Subscribers. “IPTV-only Subscribers” shall be defined as those subscribers receiving video or Internet access services or both, solely through Internet-based transmissions, and not through or in combination with over-the-air satellite broadcast transmissions.

(b)	In the event of a breach of this Section, Customer agrees to pay, in addition to all other amounts then due and owing to CSG, an amount equal to any additional amounts that CSG would have been entitled to receive under this Agreement had Customer not breached or violated this Section, and Customer shall use its commercially reasonable efforts to cure such violation or breach as soon as is practicable. In addition, Customer agrees to notify CSG within a commercially reasonable time of Customer’s discovery that it is not in compliance with the terms of this Section 24. Exclusivity of this Agreement. Said notice shall include the number of additional subscribers and the date when they were acquired by Customer. Further, the parties agree that CSG shall not terminate this Agreement for a breach of this section, unless Customer has not made payment in accordance with Section 2. (a) Payment; Offset of this Agreement within a commercially reasonable period of time.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)	Notwithstanding anything to the contrary in subsection (a), no earlier than December 31, 2011 and no more often than once every two years thereafter, CSG and Customer agree that at Customer’s sole and absolute discretion,
Customer may request, ******************************* written notice, that CSG and Customer use reasonable efforts to re-negotiate in good faith, the fees, services and related functionality, as applicable, set forth in Schedule F for Print and Mail Services; provided, however, that *********************************

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*****. In the event the parties cannot agree whether the written bid is a Qualified Bid, the parties agree that they shall initiate mediation in accordance with the provisions of Section 31(c) of this Agreement to determine if the written bid should be deemed a Qualified Bid. Customer shall bear the expense and fees related to the hiring and services of the independent mediator unless, notwithstanding such mediation, the parties cannot agree as to whether the bid in question is a qualifying bid. In such an event, the mediator(s) shall be instructed to determine whether, in its or their judgment, such bid is a Qualifying Bid. The party against whom such question is resolved by the mediator(s) shall bear the expense and fees related to the hiring and services of the independent mediator. Each party shall bear its own costs and expenses of participating in any such mediation, including, but not limited to, the payment of its attorney’s fees, if any.

(d)

Within ***********************days of CSG’s receipt of a Qualified Bid from Customer, CSG shall notify Customer whether CSG intends to submit a proposal that is comparable to the Qualified Bid with respect to all Material Terms. ********************************************************************* ********************************************************************************************

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***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(e)	If CSG and Customer amend the terms of this Agreement to provide Customer with the benefit***************************************************************************************** Customer agrees to extend CSG’s provision of Print and Mail Services to Customer for one (1) additional year pursuant to such amended terms, but still subject to all of the provisions of this Section; provided, however, that such extension shall not apply to the Processing Services.

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15.	Section 26, entitled AUDIT.

(a)	The first sentence is deleted in its entirety and replaced with the following:

No more than once in any ****** **** ***** period during the term of this Agreement and for ****** **** ****** after its termination for any reason or expiration and upon not less than ****** **** ******** **** prior written notice to CSG, and during normal business hours, Customer may conduct an audit of CSG’s records regarding Reimbursable Expenses and all other payments made by Customer to CSG to verify that Customer has paid the correct amounts during the preceding ******** **** ***** ******.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	The last sentence is deleted in its entirety and replaced with the following:

It is understood and agreed that amounts payable pursuant to this Section 26 shall not be included under the Cap.

16.	Section 27 entitled INSPECTION, the first sentence is deleted in its entirety and replaced with the following:

(a)	No more than once in any ****** **** ***** ****** during the term of this Agreement and for ****** **** ****** after its termination or expiration for any reason, CSG or its representative (who shall execute a confidentiality agreement with Customer, in form reasonably acceptable to Customer) may, upon not less than ****** **** ******** **** prior written notice to Customer, and during normal business hours, inspect the files, computer processors, equipment and facilities of Customer that are relevant to this Agreement during Customer’s normal business hours for the sole purpose of verifying Customer’s compliance with this Agreement.

(b)	The following shall be added:

It is understood and agreed that amounts payable pursuant to this Section 27 shall not be included under the Cap.

17.	Section 31, entitled APPLICABLE LAW, INJUNCTIVE RELIEF, MEDIATION, subsection (b) is deleted in its entirety and replaced with the following:

(b)	Injunctive Relief. In the event Customer applies for and receives injunctive relief obligating CSG to continue providing any Products, Services, or Deliverables beyond the termination of this Agreement, Customer shall **** * **** *** ** ****** ***** ** *** *** ******* ******* ******* ******** ** ******** ***** **** ********* *** *** *** **** ****** *** *** ***** ******, **, ** *** **** **** **** **** ** ****** ** **** **** ****** **** ****** ***** *** ******** ****** **** *** ******* ** ******** **, **** *** *** **** ****** ******-***** ******, ********** ** **** *** ****** ** ****** ******** ******** *** ******** ** ******* ********, ******** ** ************ beyond termination.

18.	Section 31, entitled APPLICABLE LAW, INJUNCTIVE RELIEF, MEDIATION, the first sentence of subsection (c) is deleted in its entirety and replaced with the following:

(c)	Any disputes arising under Sections 2(b) or 24(c) of this Agreement that is not resolved by the escalation procedures set forth in Section 23, the parties agree that they will then attempt to resolve such dispute by submitting such dispute to neutral, non-binding mediation.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

19.	Exhibit A-1, Section 7, entitled ANNUAL SUPPORT HOURS (“ASH”), subsection (a) shall be deleted in its entirety and replaced with the following:

(a)	During the Processing Term, CSG shall make available to Customer five thousand (5,000) ASH hours per month as part of the Monthly Active Subscriber Charge. Any unused ASH will be lost and Customer shall not be entitled to a refund of fees or credit in hours for any subsequent month.

20.	Customer desires to use and CSG hereby grants to Customer a perpetual (except as limited by Section 18 of the Agreement) non-exclusive, royalty-free license to use CSG Workforce Management® with access for up to ****** ******** ***,**** ********** technicians along with a ratio of *** *** Workforce Management license to **** *** CSG TechNet® licenses in accordance with the Agreement, subject to the parties executing a mutually agreed upon Statement of Work. For clarification purposes, Customer is only licensed to use, on a concurrent basis, up to the number of Customer dispatchers and Customer technicians per licensed in the Agreement on a monthly basis. Based upon the number of concurrent user licenses referenced above and in accordance with the applicable concurrent user license fees provided in this Amendment, CSG would invoice Customer in the amount of ****,***.** ******* in advance. Pursuant to the foregoing the parties agree to amend the Agreement as provided herein.

Accordingly:

(a)	Exhibit B-1, CSG PRODUCTS AND WORKSTATIONS, is amended by adding the following Products, which shall, upon implementation under a mutually agreed upon statement of work, be included in the license granted to Customer under Section 12 of the Agreement:

CSG Expanded License Software

CSG Workforce Management®

CSG TechNet®

CSG Products	Quantity
CSG Workforce Management®	*,*** dispatchers
CSG TechNet®	**,*** technicians (concurrent use)

(b)	Exhibit B-1(a), CSG PRODUCT DESCRIPTION, is amended by adding the following:

CSG Workforce Management®: CSG Workforce Management® is a client-server application for routing and dispatching activities that receives and updates work orders from CSG’s CCS billing systems and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG TechNet®: CSG TechNet integrates with CSG Workforce Management to allow field technicians to receive and manage work orders on a wireless device without dispatcher assistance.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)	Schedule F, Section I under CSG LICENSED PRODUCTS, is amended by adding the following Section C, CSG Workforce Management and CSG TechNet, as follows:

C.	CSG Workforce Management and CSG TechNet

Description of Item/Unit of Measure	Frequency	Fee
1. Workforce Management (Note 1) (Note 2)	*******	****,***.**
2. Incremental Workforce Management and/or TechNet Licenses
A. Workforce Management
1) ********* ******** ******* **** ************	*** *******	***,***.**
2) ******** *********** **** ************	********	**,***.**
3) ********** ********** ******** **** ***********	*******	***.**
B. ******* ******** ********
1) ********* ******* ******* **** ***********	*** *******	****.**
2) ****** *********** **** ***********	********	****.**
3. *** ******* ********* **********
1) ********* ******** ******* **** ************ ******** ** ** ******** ********* ********	*** *******	**,***.**
2) ******** *********** **** ************ ******** ** ** ******** ********* ********	********	****.**
3) ********** ********** ******** **** ************	********	****.**
4) ************ **** ************ **** ** ****** ***,****	*** *******	****.**
4. Installation (per server) (Note 4)	*** *******	*****

**** *: *** ********* ********** ****** *** ** ********* ***** ***** ******* ****** *** ** ** ****** ******** ***,**** ********** *********** ***** **** * ***** ** *** *** ********* ********** ******* ** **** *** ******* ********. ******* * ***** ***** ********* ********** ***/** ******* ******* *** *********** ** ****** ** *** ******** ***** ******* *** ****** ***** **,**** ********* ********** ******** *** ****** ******** ***,**** ******* ********. *** ************* ********, *** ********* ********** ****** *** **** *** ******* *** ******* ********* ********** ********, ** *** ******* ** ********; *** *** ******* *** ******* ********* ********** ******** ** ***’* **** ******* *****.

**** *: ** ** ****** *****, *** **** **** ******* ** ***, ******** **** ****** ** *** *** ****** ** ********* ********** ******* *** ******* ******** ** ** *****.

**** *: *** ************ ******** *** ********* ********** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** ****. ************ ******** *** **********. *** ****** ** ***** *** ************ *** *** *** ***** *** *** ******** ************* ** *** ********* **********®, ******** **** *** ****** ** **** ****** *** **** ******** ************ ***** *** ****** **** ******* ****** ******** ******* *****,***.*** *** ********** ** *** *** ******** ************* ***** ** ****** ****** ***** ****** ********* **** *** ************ **** ********** ** *** ********** *** *** *** ******** ************, *** ** ***** **** ** ********* ****** **** ******.

21.	Upon completion of migration of Active Subscribers to ACP, the following amendments to the Agreement shall become effective:

(a)	Schedule A, under Additional Services, CSG Smartlink®, shall be deleted and replaced with CSG Smartlink BOS®.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	Schedule A-5, entitled Additional Services, the first paragraph providing the description for CSG Smartlink® shall be deleted in its entirety and replaced with the following:

CSG SmartLink® BOS. CSG SmartLink BOS is an upstream XML interface that enables Customer to integrate its applications to ACP. The interface utilizes business logic technology to route transactions, make business decisions based on input and response data, and helps to expedite requests and responses. Message based XML is used for communicating upstream from Customer’s application to ACP. The data communications method for the CSG SmartLink BOS interface is TCP/IP. Customer can use either CSG’s External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides Customer with the CSG SmartLink BOS Interface Developers Guide and the XML schemas for the business functions supported by the interface. XML requests sent by Customer must use the schemas as supplied by CSG and validate successfully against those schemas.

(c)	Upon commencement of Customer’s migration to ACP, CSG shall provide to Customer SmartLink® BOS capacity of up to ***** ******* ***** ************ *** ****** (“Base Transaction Volume”) at no additional cost to Customer as a replacement for current Cycle E SmartLink volumes. However, if Customer exceeds or is projected to exceed an amount greater than ****** ******* ***** of the Transaction Volume whichever is greater (“Excess Transaction Volume”) in a ****** **** *** ******, then CSG shall use reasonable efforts to provide Customer with prior written notice, which may be provided via e-mail, stating the amount of the Excess Transaction Volume and any estimated costs to be incurred to support such Excess Transaction Volume. Upon provision of the foregoing notice, CSG and Customer shall execute a Statement of Work and necessary amendments which shall include, but not be limited to, commercially reasonable amounts for hardware, software, related maintenance, and resources necessary for operating, maintaining, developing, supporting and testing the environment and the amount of additional SmartLink® BOS capacity, presented as transactions per second, Customer is purchasing. Transaction Volume shall mean the Base Transaction Volume plus any additional transactions per second provided pursuant to any subsequently executed Statements of Work.

Customer agrees to notify CSG by the ***** ***** ******** *** of each calendar month in writing of its estimated Transaction Volume whichever is greater for the subsequent ****** **** ******** **** in order for CSG to support any material increase in Transaction Volume. Customer acknowledges that failure to provide a reasonable estimate of Transaction Volume or purchase additional SmartLink® BOS capacity could have an impact on the response time of the system.

22.	On the ***** *** of the calendar month following the Extended Option Date, the following amendments to Schedule F shall become effective:

(a)	All occurrences of the term ******** ********** **** that occur in Schedule A, including all Exhibits thereto, and Schedule F shall be deleted and replaced with the term ******** ****** ********** ******.*

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(b)	Schedule F, CSG SERVICES, Section I.B entitled ********** ****, is deleted in its entirety and replaced with the following:

B. ********** ****

*** ******** ** **** *********, ****** **-********** ***** **** ******** ** *** ********* ***** ***’* ******** *** ******** ** ***** *******-******* ******** *** ****** *********** *** ** ******** ******** *** **** **** ***’* ******. *** ******** ** *************, ***** **-********* ***** ******* *** *** **** *** ** *** ******** ***** ****-**** **-**** ******, *** ***** ******** **** ** ******* ********** ***** ******* *.*.*.* ***** *** ********, *** **** *** **** *** ** ********** **** *** ********** ** ******** ***** **** ******** ** * ********* ****** ***** **** *** ***** ** *** ****** *** *** ********* ** ***** *** **** ********.

****** *** ********** ****, **** ***** ******** ***** ** *********** *** ****** *** *** ******* ****** ********** ****** *** ******** *** ******** ******** ****** **** ***** *** ***** ** **** ******** * **** ******** ****** ********** ********. *** ******* **** ******** ****** **** *** ******* ****** ********** ****** ** ** ******** ********* ***** **** ******* ******* ******* ** ********** ********, *** *** ********** ****.

******** ************ *** ****** **** *** **** ******** ** **** ******* *.*. ******** ********** ****, **** *********** ****** *** ***** **** * ********** ********** ** *** ****** ******* **** *** ***** ****** ** *** **** ** **** ** ******* *** ****** ** ******** ************ ** **** *********. ******** ************ *** ****** ****, ******* *** ********* ** ******* ******** ** *** *********** *** ***** ** **** ********* *** ******** *-* *** *-* ** **********, *** ***** **** **** ********* ** ******* *** ******** *** ******** ** *** **** *** ***** ** *** *********, *********, *** *** ******* **, **** ******** *. ***** **** *** *********, ******** ****** ****, ****** ** ********* ******** ** *** *********, **** ******** ***** ***** **-*********, *** ** ******** ** *** ***** ********** ******* **** *** *** ***** ** ***, ******** **** *** ** ***, ** * ******** ************** *** *** *** ** * *******, *** *********: *** *** ****, ******* **** ******** ***** *** ******* ******* ****** ** *** ******* ****** ********** ****** *** ******** *** ******** **** ***** **** ******* ******* *** *** ** ****; *** *** **** *** **** ******** *****’ *******-**** ******* ***** ** *** ******* ****** ********** ****** **** ***** **** ******* **** **** ** *** *** ** ****; *** *** ******** **** **** *** *** ********* ********** ****, ***** ******* ***** ** *** ******* ****** ********** ****** **** ***** **** ******* ******* *** ********* ** *** ********** **** ** ****** ***** *** **** ** *********** ** ******. *** ******** ** *********** *** ********** ****, ** *** ***** ******** *** **** **** ****** ******* ***,***,**** ****** ***********, ******** ****** **** *** ****** ** ****** *********** ***** *** ** **** **** ****** ******* ***,***,****. *********, ** *** ***** ** *********** ** *** ********** ******** ** *** ***** ******** ***** ******* *** ** ** ******** ***** ******* *****, ******** ***** *** ** *** ** * ************** *** *** *** ** * *******, *** ********** ****. *** *** ********* ** *****, ********** **** ***** ** ********** ** ** *** **** ** *********** ******* *** ********* ********** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(c)	Schedule F, CSG SERVICES, Section I.A. entitled ******* ********** *** *** ***-***** ***** *** ***-***** ****-***** **** ******** ***** ******** ** ** *** ******* ********** **** shall be deleted in its entirety and replaced with the following:

A.	******* ****** ********** ****** *** ***-***** ***** *** ***-***** ****-***** **** ******** **** ****** ***********

Description of Item/Unit of Measure	Frequency	2010 Fees	2011 Fees
******* ****** ***********
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****
• **,***,*** ** **,***,*** **** ****** ***********	*******	**.****	* *.****

**** *: *** ******* ****** ********** ****** *****, ** *** ***** ** *** ***** *****, *** ******** ** ** ********** *** *** ***********. *** *******, ** ******** *** **,***,*** ****** *********** ** *** ******* ******* ***** *** ******** **** ****, *** ******* ****** ********** ****** ** *** **,***,*** ****** *********** ***** ** **.**** *** ****** **********.

**** *: *** ******* ****** ********** ****** ***** ** ********** *** * ***** ** ****** ******* ***,***,**** ** ******** ******* ***,***,**** ******* ****** ***********. ****** ********’* ******* ****** ********** ***** **** ***** ****** ******* ***,***,**** ******* ****** *********** *** * ****** ** ***** *** *********** ******* ****** ** *** **** ****** *** ********** ****, ******** ****** ** ******** ** *** *** *** ******* ****** ********** ****** ** ****** ***** **** ****** ******* ***,***,**** ******* ****** *********** ******* *** *** ** *** ********** ****. ** *** *****, ***** *** ***** **** ****** ******* ***,***,**** ******* ****** *********** ********* ***** ******** ***** *** ***** ******** ***** ** ********** ***** *** ** * **** ** * ******* ** **** *********** ** * ***** ***** **** ** *** ** ********* ** ******** ****** **** *** ********** * ****** ** ******* ** ******* ** ******* ***, ********* ** ******* ****** *********** ** *** ****** ****** ** ******** ** ****** *** ****** ** ****** *********** ********* ***** ******** ***** *** ***** ******** ** ********** ***** ****** ******** ******* ***,***,**** *** * ****** ** ***** *** *********** ******* ****** *** ******* ******* *** ***** ** **-********* *** ******* ****** ********** ****** *** ******** *** ********, *** ** *** ***** ****** ******** **** ***** ****** ******* ***,***,**** ******* ****** *********** ******** ***** ******** ** *** *** *** ******* ****** ********** ****** ** ****** ***** **** ****** ******* ***,***,**** ******* ****** *********** ***** *** ******* ******* ** ********* **** *** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

****	*: ******* *- ******** ** **** ** *** ********* ***** ***** ** *** ******* ****** ********** ******.

(d)	Note 3 in Schedule F, Section I.C under CSG SERVICES, shall be deleted in its entirety and replaced with the following:

*.	*** ***** **** ********* ** ******** **** ******** **,**** ******* *** ***** ******** ** *** ***** *** ***** ** ******* * ** ******* *-* ** **** **********.

(e)	Upon commencement of migration of Active Subscribers to ACP, the following Section shall be added as II.D, entitled CSG SmartLink BOS to Schedule F:

**. *. *** ********* ***

** *** ***** ********’* ************ *** ****** ****** ****** ******* ***** ** *** *********** ******, **** *** ***** *** ********** ******* ** ******* ******** **** ***** ******* ******, ***** *** ** ******** *** *-****, ******* *** ****** ** *** ****** *********** ****** *** *** ********* ***** ** ** ******** ** ******* **** ****** *********** ****** **** *** *** ******** ***** ******* * ********* ** **** *** ***** ***** *******, *** *** ** ******* **, ************ ********** ******* *** ********, ********, ******* ***********, *** ********* ********* *** *********, ***********, **********, ********** *** ******* *** *********** *** *** ****** ** ********** *********® *** ********, ********* ** ************ *** ******, ******** ** **********.

(f)	Upon completion of migration of Active Subscribers to ACP, CSG Smartlink in Schedule F, Section II. C under CSG SERVICES shall be deleted in its entirety and any other references in Schedule F to CSG Smartlink shall be replaced with CSG SmartLink BOS.

(g)	The ****** ***** *** **** ******* table listed in Schedule F, Section III.A under CSG SERVICES shall be amended by adding the following:

Year	****** ***** *** **** *******
****	***,***,***.**

(h)	Any references to Section 19(f) in the ***** *** **** ******** listed in Schedule F, Section III.A under CSG SERVICES shall be deleted.

(i)	*** **** ******* ******* ******* ***, ****** ** ******** *, ******* ***.* ***** *** ******** ***** *** ** ******** ** ******** ** * ******** *******, ******* **** ** ****** ****** ******** *, ******* *.* ******* ** ******** *** ******** ******** ** *** ******* ****** ********** ******. *********, ******* ***.* ***** *** ******** ***** ** ******* ** *** ******** *** ******** **** ********** *** ******* *.* ***** *** ******** ***** ** ******** ** ****** *** *********:
**.	**** ******* ******* ******* *** **** ** ** *** *** ******* *********

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

***	*** ******** ******* ******* ******* ***, ****** ** ******** *, ******* ***.*.* ***** *** ******** ***** *** ** ******** ** ******** ** * ******** *******, ******* **** ** ****** ****** ******** *, ******* *.* ******* ** ******** *** ******** ******** ** *** ******* ****** ********** ******. *********, ******* ***.*.* ***** *** ******** ***** ** ******* ** *** ******** *** ******* *.* ***** *** ******** ***** ** ******** ** ****** *** *********:

**.     ******** ******* ******* ******* ***. ***** ** ******* ***.* ***** *** ******** *** ******** ****  ****  **** ** ****** **********.

***	*** *** ******/*** **** ****** ******* ***** ****, ****** ** ******** *, ******* *.* ***** *** ******** ***** ** ******* ** *** ******** *** ******** **** *** *********:

	*********** ** ****/**** ** *******	*********	***
3.	****** ******* ***** ***** **** ******, *** *****	*** *******	***.**

23.	Upon execution of the CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT, with an Effective Date of January 1, 2010, in accordance with Note 3 in Schedule F, Section I.A under CSG LICENSED PRODUCTS, ******** ****** ** *** *** **,***,***.** *** ******** ******* *** *********** **** *** ****** *********** ** ****** ** **,***,*** *** **** **** **,***,***, *** **** *** ********** *******. **** ********* ** **** *********, ** *** ***** ******** *** **** **** ******* ** **,***,***.** *** **** ********** *******, *** ***** ***** **** ******* *** **** ********** ******* ** * ****** ******* ******* ******** ***** *** ****** ** *********.

24.	The timeframes and deliverables provided in this Amendment are contingent upon Customer providing, input, feedback and participation in connection with the Custom Roadmap and CSG’s related development work prior to execution of this Amendment.

25.	Upon execution of this Amendment, the parties agree the following shall occur and become effective:

*** *** ******** ***** ******** ***** **** *** ********* ***** *** ******** ** ******* ** *** *** **** ***** ***** ******* ** **** **** ******-**** **** ****** **** ********* ** **** ********* *** ** ***** **** ******** **, ****. ** *** ***** ******** *** ******* ********* *** ***** *** ****** *********** ** *** ** ******** **, ****, *** ****** ** ****** *** **** ** ********* *** ************ ** ***** * ** ***** **, ****; ********, *******, **** ** ******** ** *** ***** ******** ** ** ***** **, **** *** ** ***’* ******* ** ******* ******** ********* *** ****** ******* *********** ** ******** ********’* ********* ** ***, **** *** ******** ***** **** *** ***** ** ********* *** ********** ******** *** **** ********* ** ** ******** ******* **** ******* ****** ** ***, ***** ****** ***** ***** *** ********* **** ** **** ***********, *** **** *** **** *********** ** ********* **** ****** ** ********’* *******, *** **** ******* *********** ********** ** ********** **** *** ********** ******** ** ********** **** ******* **, *** *** **** ******** ** ******* ************ ** ***** * ***** ******* **, ****, **** ** ********** ********* *** ******** ** ***** ******* ** ******* ******* ******, *** ***** ****** *** **** ** ************ ** ***** * ******* *** *** ** *** ********** **** ** ****** ******** ** ********** **** *********, ***** ******** ***** *** ** ******** ** *** *** ********** **** *** ******* ** ******** ** ** ********** **** * *********** ***** **** *******; *******, ** ***** **** ** ********** ** *** ****** **** ***** *** ******** ** ***** **-********* ** * ****** ** ***’* ******* ** *** *** ** *** ********** ****, *** **** ** ** *** **** ** ********’* ******* ****** ** *** ** ********** **** ****** *** ** **** ******* **, ********’* *********** ***** ******* **. *********** ***** ********* *** **** ** ******* ***** ** ******. *** ******* ***** **** *** ****** ******** ** ******* ****, ***** *** **** ** **** ******* ** ***** ** ********’* **** *** ********* ****** *** ***’* ********* ** ******* ******** ** *** ** ******** ** **** ******** *. *** ******* ***** **** ** *** ***** ** *** ********* *** ***** *** *** ** ******** ** **** *** ******** ************* ** ************ ** ***** *, ***** **** *********** ******** ** *** ** *** ****** ****** ** ******** ** ** ****** ** ** *** ******* ******** ** * ********* ** ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

26.	******* ** ********** 25 *****, *** ******* ***** *** ********* **** ***** * ***** *** ** ********* ***** ******** **, ****, ********* ******** **** ******* ** ***’* *** ******** ***, **** ********** ********* *** ***** *, *** ********* **** ** ******** **** **** *** ********** ** ***’* ************** ******* ****** ** *** ****** **** ** **** ******** ********* ****** ********* *** ** *** ****** ******* *** *** ******** ** ***** ** ******* *** ******** **** ***’* ******** ********** ******** ** ***. *************** *** ********** ********* ** *** ********* ********, ****** *** ****** ****** ***** ******** *** *********** ** **** *** *** ***, *** ********** ** *** *****, ** **********, ** ****** ** ***** ** **** *** *** *** *** ********’* ******** ** *** *** *** ******* ******** *** ******** ***** ****** ** ******, *** **** ******** *** ******** ***** ******** ** ** ****** ** ** ******** ****** *** ******* ** *** ***** ********** *** ********** ** **** ** *** ********* ** *******.

IN WITNESS WHEREOF Customer has caused this Amendment to be executed by its duly authorized representatives.

DISH Network, l.l.c. (“CUSTOMER”)

By:

Name:

Title:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ACKNOWLEDGED AND AGREED:

CSG SYSTEMS, INC. (“CSG”)

By:

Name:

Title:

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT B

****** *******

1.	**********: ** ********** *** ******** *********, *** ******* **** *********** ** ******* *** ********* *********** **********:

(a)	******* ******* ***** * *********** ******** *** ************ **** ***, ***** *********** ******** *** ************ *** ******** *****:

(i)	*********** ** ******* ** *** *** ********-******** ************* ******** ** *** ** ** *** ******** ****** **** ** ******** ** ******** * *** ** **** ******** ** ******* ******* ** ****** ********* ** *** *******.

(ii)	*********** *** ****** *** ******** *** ************* ** ******* ******** *****.

(iii)	******* **** *************** ******* ** ******* ******** ************* ******* ** ******** ******** *************.

(b)	******* ********’* ********** ******** ** *** *** ****** **** ****:

(i)	******* ******* *********** ******.

(ii)	******** ******* ******** *** ********* ******** ************.

(iii)	********* ********** ****/******** *********** *** ********** ***********.

(iv)	******** ****** *** ******** *******.

(v)	******* ****** ******** ****** ** ********** *** **** *****.

(vi)	***, **** *** ******** *** **** *********.

(c)	****** *** ******** ********** *** ******* ********* ************:

(i)	******* *** *********** ************ ** *********.

(d)	****: ******* **** ** ********* *****:

(i)	*** ********* **** **** ** ******** ** ********* ** *** ******* ******* *********** ********:

A.	****** ******** *****: *** ******** ****-********* ******* *****.

B.	****: *** ******** ******** *** ***** **** ***’* ********* *** *** *** ***’*.

C.	******** ******: ****** **** **** ******** ** *** ****** **** ****.

D.	******** ***** ** ********: *** ******** ******** ***** ** ********.

E.	********* *********: ******** ** ********** *********.

(ii)	*** ********** ** *** ********* **** **** ******* *********** ** ***’* *********** ****:
A.	****** ********** *****: ****** ** **** ********* ********** ***** ****** ***** *.

B.	******/****** ** *** **** *********: ******* ** *** ******* ********** ** * ********** *** ***** ********.

C.	****** ****** ******: ****** *** **** ***** **** ********** ****** ****** *** ***** *** **********.

D.	******* ************* ** ******* */* *** */*: ***** *********** **** ***** **** **** * ******* ******** ********** ******* ****** ****.

E.	******* ********** **********: ****** ******* *** ********** ***** *** ******* **** ******* ********** *******.

2.	****** ******* ***********:

(a)	** ******* **** ********* **** ** ********* ***** ******** ********* ** ********.

(b)	**** **** *************** *** *** ********* **** ** **** ** ********.

(c)	*** *********** ** ********’* ********** *********** ** ********** ********** **** *** *********** ** **** *********** ** ** *** ********* ****.

(d)	*** *********** ** ***’* *** ******** ** ********** ********** **** *** *********** ** ******** ** ** *** ********* ****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

3.	*** ****************:

(a)	******* ** **** **** *** *** ********* **** **** ******** *** ** ** ******-**** **** ****** ** * ******* ************** ******* *** ****:

(i)	******* *** ************** ******* ********* ******* ******** *** ********, ******** ********, ***** **********, *** *********.

(ii)	******* ******* *****.

(iii)	******* ******* ******* **********.

(iv)	****** *** ******** ******* ******* ****** *******.

(v)	******** ******** ***** *** ******** **** ***********.

(vi)	*********** ** ******** *** ***** ********.

(vii)	******* ****** ****** ******* ** ********.

(b)	******* ** **** **** *** *** **** **** ******** ** * **** ** ******-**** **** ******* *********** *** ** ** ******-**** **** ****** ** * ************** ******* *** ****:

(i)	******** ********** ** ********* ******* ************.

(ii)	********* ************* ************.

(iii)	********* ********* ******* ************.

(c)	******* ** **** **** ***** *** **** **** ********* ** * **** ** ****** **** ******* *********** *** ** ** ******-**** **** ****** ** * **********/********* ******* **** ***** ****:

(i)	******** *** ******* ************* ** ***®/*** *** ********’* ******** *** ********** ******* *** ********** ***********.

(ii)	****** **** ****** *** ********** ** ********’* *** ***********.

(iii)	****** ****** **** ************** *** *** *********

(iv)	****** *********** ********** *** *** **********

(v)	****** ** *** ****** **** ********** ***** ** ********** *********

(vi)	****, ******** *** ******* **********

(d)	******* ** **** **** ***** *** **** **** ********* ** * **** ** ****** **** ******* *********** *** ** ** ******-**** **** ****** * ******** **** ***** ****:

(i)	***** *** ********’* ****** ******** *** ***, ***** ***** *** ****** ******* **** *********.

(ii)	*** ******** ***** ******* **:

A.	********** ******* ******** ** ******

B.	**** ****** ******** ******** **-** ******

C.	******* ******** *** ************ ********** ** ********* ***** ****-*** ******, *** *** ******* *********** ** **** *** *-* ***** ****-*** ******, *** *** ******* ******* ****** **-* ***** ****** ********* ** ** ****** ** **-** ****** *** ***** *********** ********* ******* ***** **** ******** ********** *****-**** ******.

D.	********* ******** ******** *** ************ ** ******

(e)	*** ********* ******** **** *******, ******* ********’* *** ** *** ****:

(i)	******* ********** ******* ******* ** ********.

(ii)	****** ******** ********** ** ******* ********’* *** ********.

(iii)	**** **** ******** *** ******** *** ***** ** ********* ******** ********* ****** ********** **********.

(iv)	******* ******** ******* ***** ************** *** ********.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

4.	******** ****************:

(a)	****** *** ***** ***** *******, **********, ****** ******, ******* *** ********** ******* ** ********** *** ******** ** ******* ** ************ ***’* *** ********.

(b)	******* ******** ******* ******** *** ************ ********* ** ********* *************, ******** ****** *********.

(c)	****** ********* ** ** ********* ** ******* *** **************, ***** ******** ********** ** ** ********* *******, ******* *******, ******** ******* ****** *** ***** ******* ****** ******* ** *********.

(d)	****** ******* ****** ******** *** ******* ******* **** ***** **********.

(e)	****** ******* ********.

(f)	******** *********** ******** ********, ********* *** ********.

(g)	******* **** ********* ** ****** *** ******* *** ************ ** *** ************* ** * ****** ******.

(h)	******** *** ******** ******* ** ******** ******** ******* *** **********.

(i)	******** ****** *******/******* *** ******* ******* ******* ********* *** ******.

(j)	******* ******* ************.

(k)	******* ************ *** ********* ********.

(l)	******* **** ********* ** ********* ***.

(m)	******* ******** ********* ** **** *** **************** *** *** ****** ******* ***********.

5.	*********:

(a)	************ ****:	*** ******** ****** ****

(b)	********* ********** ****:	********* ********* ******* ******** **** ** ******-**** **** ****** ***** *** ************ ****

6.	****** ******* *****:

(a)	******* ** ***-******** ***** *** *****:

(i)	*** ***** ******** ** **** **********, ******* ** *** ********** ******** ** ****** *** *** ***** **** *** ****** ******* *********** *** ******** ********** *** **************** ********** ** *** ******* ******** ********* *****************.

(ii)	*** *********** ***** ********* *** *** ******** ** *** ***** ****** ** ******** *.

(iii)	*** ********** ** ***’* ********** ** ******* *. *** *** *** ****. *** *********** ***** *** ********* ** *** *** ** ********** *** ****** *** ****** ******* *********** **.*., ****** ******* *********** ****** **** *** ** ******* ** ******** *** ******** ** **** ** ***.

(iv)	*** ******, **** ** *** ***** *** *** ******* ********* ************ **** **** ********** ******** ** ***** *, ***** *** ********** ** * *** ******* ****** ***** ** ******* *, **** *** ****** **** **** ******** ***** *** ******** *** ************ ******** ** *** ****** ******* *********** **** ** ********* ** **** ****** ******* *** ******** * ******, **** **** ************ ***** ** ******** ** ** ********** **** ** ********.

(b)	******* ** ******** ***** *** *****:

********* ********* ********

(i)	*** ********* *** – ******* ** *** *** ********* *** **** ********** ** ******** * *** ********.

(ii)	*** *** ******** ********* ********* *** ******** ****** **** **** ** *********** **** **** ***** * *** ***, *** *** **** ******** *** ***** ***** ******** *** **** ******. ** ** *********** **** *** ************** **** **** **** ***** **** *******, ** *******, * ***** ******* ***** ******** ** ********* ***** **** ************** **** * ****** **** **** *** *** ******* ***** **** *** **** ******** ********** ** *** **** ** ******** *** ******* *** *** ** ***. *** ********** *** ************ ********* ** **** ****** ******* *** *********** **** ******** ******* *** **************** ** *** ***** *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

(iii)	******* ** **** ********, ******* * ** ******* *-* ** *** ********* *** ******* * ** ******* *-* ** *** *** ****** ********** ********** ****** ********* ******* **** ******* *** *** ******** ********* ******** *, ****, *** *** ******** ********* ***** ******* *, **** *** ***** ** *** ******** ****** ****.

(c)	*** ******* ***** **** *** ****** ******* ***** ********** ****** *** ***** **** *** ********* ********** ***********:

(i)	********-******** ******* *** ********* ** *** ***** ** *** ****** ******* *********** **** ***** ** ******* ** ****** ******* *********** *********** **** *** *** ********* ** **** ****** *******, *** ******* ****** *** ************* *** *** ************ ** *** ******** ** ****** *********** ***** *** *** ****** ** ********** **** ** ***** ******** ** * ******** *********, ***, ** *** ** ***, ***** **** ** ****** *** ****** ** * **** *** ********* ***** ******* *** *** ******** ***** ** *** ***** *** ***** ** ******** * ** *** *********.

(ii)	*** *** ******** ********* ********* *** ******** ****** **** **** ** *********** **** **** ***** * *** ***, *** *** **** ******** *** ***** ***** ******** *** **** ******. ** ** *********** **** *** ************** **** **** **** ***** **** *******, ** *******, * ***** ******* ***** ******** ** ********* ***** **** ************** **** * ****** **** **** *** *** ******* ***** **** *** **** ******** ********** ** *** **** ** ******** *** ******* *** *** ** ***. *** ********** *** ************ ********* ** **** ****** ******* *** *********** **** ******** ******* *** **************** ** *** ***** *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Schedule 1

** ***

****** *******

******* **********

***

	********	***

	********	*** *** ******

	********	*** ***** **- ****** ******

	********	*** ****** ***** ****

	********	********* *** ********* */ *** ***********

	********	*** **** ****

	********	*********** **** **** ********

	********	*** *** ******** *******

	********	*** ************ ** ******* *** ***********

	********	*** ****** *************

	********	*** ******

	********	***- ***** ***********

	********	*** ************ ** ***** *** ********

	********	***-***, ***********, *** ***** ** ****

	********	******** *** ** **** ******

	********	********** ***

	********	*** ************ ****** ***************

	********	*** ****** *************

	********	***- ************ **** **** *** ***********

	********	************

	********	*** ** **** ****** ***** ***

	********	*** ******* ** *****

	********	**** **** ********** ** ******* ****

	********	******* *******

	********	******* ****/***** **** *** **********

	********	****** ***** ***** *** * **** ***** *******

	********	****** ***** *** ********** **** ****

	********	********** ** **** *** ***

	********	****** ***** ****- ***** *** ****

	********	*** ****** ***********

	********	*** ******* ***********

	********	**** *************

	********	** ***** ********

	********	******* ******* ***

	********	*** ** ** ***** ****

	********	**** *** ******** *** ************ **********

	******** ******** ******** ********	**** ** ****** **** *** ******* *** ** ****** ************ ****** ****** ********** *** ******/********** *******

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

******* **********

******* *********

********	** ****** *****

********	** ******** ******** ******* ******* ********* ***** ****** **********

******* * **********

**** ***********

********	****** ***-***

********	*** ******* ****** ********* ** *******

********	****** ** **** ******* *****

********	************ ********

********	****-*** *** **** *****/****-*** * ****-*** ***** **** *******

********	****-*** ****** ** **** *****

******** ******** ******** ******** ******** ******** ********* ******** ******** ******** ******** ******** ******** ********

** ********** ****** *********

***-**** ****** *******

******* ******* ** *******

*** ** *******-*** ***********

*** ** ******* *** *********** ***** **

******* *** ******** **** **** **** ********

*** *** ** ******* ****** *** ** ******* ********

****** ******* **** ** *** ***/*** *******

****-*** ***** *********

****-*** ******* ********** ******* ***** *********

********* ******* ******* *********** **** *****

******* ********* ** *****

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